UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

MGP Ingredients, Inc.
(Name of Registrant as Specified In Its Charter)

Karen Seaberg Laidacker M. Seaberg Cloud L. Cray, Jr. Cray Family Management LLC Cray MGP Holdings LP
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

On May 24, 2013, Karen Seaberg, Laidacker M. Seaberg, Cloud L. Cray, Jr., Cray Family Management LLC and Cray MGP Holdings LP jointly filed Schedule 13D relating to MGP Ingredients, Inc., a copy of which is filed herewith as Exhibit 1.  Each of the foregoing persons is a participant in the solicitation of proxies in connection with the information filed herewith, and, in the case of Karen Seaberg and Cloud L. Cray, Jr., both are directors of MGP Ingredients, Inc.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY KAREN SEABERG, LAIDLACKER M. SEABERG, CLOUD L. CRAY, JR., CRAY FAMILY MANAGEMENT LLC AND CRAY MGP HOLDINGS LP FROM THE STOCKHOLDERS OF MGP INGREDIENTS, INC. FOR USE AT ITS 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO CERTAIN STOCKHOLDERS OF MGP INGREDIENTS, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 13D RELATING TO THE COMMON STOCK, NO PAR VALUE, AND PREFERRED STOCK, WITH A PAR VALUE OF $10.00 PER SHARE, OF MGP INGREDIENTS, INC., FILED BY THE PARTICIPANTS ON MAY 24, 2013 (THE “SCHEDULE 13D”). THE PARTICIPANTS’ INTERESTS IN MGP INGREDIENTS, INC. THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, NO PAR VALUE, AND PREFERRED STOCK, WITH A PAR VALUE OF $10.00 PER SHARE, OF MGP INGREDIENTS, INC., IS DISCLOSED IN THE SCHEDULE 13D. THE SCHEDULE 13D IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

Exhibit 1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

MGP INGREDIENTS, INC.

(Name of Issuer)

Common Stock, No Par Value

(Title of Class of Securities)

55303J 106

(CUSIP Number)

John A. Granda

Stinson Morrison Hecker LLP

1201 Walnut St., Suite 2900

Kansas City, Missouri 64106

(816) 842-8600

(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

May 22, 2013

(Date of Event Which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box ☐.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Section 240.13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 59832G 104

1	Name of Reporting Person Karen Seaberg

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) OO, PF

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 2,781,060

	8	Shared Voting Power 4,940,101 (1)

	9	Sole Dispositive Power 2,781,060

	10	Shared Dispositive Power 4,940,101 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,940,101 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.54% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,934,233 shares outstanding as of April 26, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, filed with the Securities and Exchange Commission on May 6, 2013).

CUSIP No. 59832G 104

1	Name of Reporting Person Cray Family Management LLC

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) AF, OO

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Kansas

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,940,101 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,940,101 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,940,101 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.54% (2)

14	Type of Reporting Person (See Instructions) OO

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,934,233 shares outstanding as of April 26, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, filed with the Securities and Exchange Commission on May 6, 2013).

CUSIP No. 59832G 104

1	Name of Reporting Person Cray MGP Holdings LP

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☐
	(b)	☒

3	SEC Use Only

4	Source of Funds (See Instructions) OO

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization Kansas

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,940,101 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,940,101 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,940,101 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.54% (2)

14	Type of Reporting Person (See Instructions) PN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,934,233 shares outstanding as of April 26, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, filed with the Securities and Exchange Commission on May 6, 2013).

CUSIP No. 59832G 104

1	Name of Reporting Person Laidacker M. Seaberg

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) Not Applicable

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0

	8	Shared Voting Power 4,940,101 (1)

	9	Sole Dispositive Power 0

	10	Shared Dispositive Power 4,940,101 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,940,101 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.54% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,934,233 shares outstanding as of April 26, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, filed with the Securities and Exchange Commission on May 6, 2013).

CUSIP No. 59832G 104

1	Name of Reporting Person Cloud L. Cray, Jr.

2	Check the Appropriate Box if a Member of a Group (See Instructions)
	(a)	☒
	(b)	☐

3	SEC Use Only

4	Source of Funds (See Instructions) Not Applicable

5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐

6	Citizenship or Place of Organization U.S.A.

Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 810,005

	8	Shared Voting Power 4,940,101 (1)

	9	Sole Dispositive Power 810,005

	10	Shared Dispositive Power 4,940,101 (1)

11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,940,101 (1)

12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐

13	Percent of Class Represented by Amount in Row (11) 27.54% (2)

14	Type of Reporting Person (See Instructions) IN

(1)                                 As a member of a group with the other Reporting Persons, each Reporting Person is deemed to have acquired beneficial ownership of all equity securities of the Issuer beneficially owned by other members of the group for purposes of Section 13(d) of the Act and this filing.  See Item 5 for additional details.

(2)                                 Based upon 17,934,233 shares outstanding as of April 26, 2013 (according to the information contained in the Issuer’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, filed with the Securities and Exchange Commission on May 6, 2013).

SCHEDULE 13D

for Cray Family Management LLC, Cray MGP Holdings LP,

Karen Seaberg, Laidacker M. Seaberg and Cloud L. Cray, Jr.

Explanatory Note:  This filing is Amendment No. 1 to the Schedule 13D filed by Karen Seaberg, Cray Family Management, LLC, Cray MGP Holdings LP, and Laidacker M. Seaberg, filed on May 9, 2013.  This Amendment includes Cloud L. Cray, Jr., who previously filed individually on Schedule 13D, most recently on May 9, 2013. Each of the reporting persons is a member of a group that has agreed to vote their shares of the Company’s Common Stock and Preferred Stock as described in Item 4 below.

Item 1. Security and Issuer.

This statement, which is a joint filing made on behalf of each of the above named persons pursuant to Rule 13d-1(k),  relates to shares of the No Par Value Common Stock of MGP Ingredients, Inc. (the “Company”). The address of the principal executive offices of the Company is Cray Business Plaza, 100 Commercial Street, Atchison, Kansas 66002.

Item 2. Identity and Background.

Karen Seaberg.

(a)                                 Address:

20073 266th Road

Atchison, Kansas 66002

(b)                                 Present principal occupation or employment:

Member of the Board of the Company.  The Company is a fully integrated producer of certain ingredients and distillery products.

Managing Member of Cray Family Management LLC

20073 266th Road

Atchison, Kansas 66002

Travel Agent

Travel Center of Atchison

725 Commercial

Atchison, Kansas 66002

(c)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(d)                                 Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(e)                                  Citizenship:

U.S.A.

Cray Family Management LLC

(a)                                 State of Organization:

Kansas

(b)                                 Principal Business:

General Partner of Cray MGP Holdings LP

(c)                                  Business Address and Address of Principal Office:

20073 266th Road

Atchison, Kansas 66002

(d)                                 Criminal Convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(e)                                  Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

Cray MGP Holding LP

(f)                                   State of Organization:

Kansas

(b)                                 Principal Business

Investments

(d)                                 Business Address and Address of Principal Office

20073 266th Road

Atchison, Kansas 66002

(e)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(f)                                   Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

Laidacker M. Seaberg.

(a)                                 Address:

20073 266th Road

Atchison, Kansas 66002

(b)                                 Present principal occupation or employment:

Retired

(c)                                  Criminal convictions:

The reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(d)                                 Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(e)                                  Citizenship:

U.S.A.

Cloud L. Cray, Jr.

(a)                                 Name of person filing:

Cloud L. Cray, Jr.

(b)                                 Business address:

MGP Ingredients, Inc.

Cray Business Plaza

100 Commercial Street

PO BOX 130

Atchison, Kansas 66002

(c)                                  Present principal occupation or employment:

Member of the Board of the Company. The Company is a fully integrated producer of certain ingredients and distillery products.

(d)                                 Criminal convictions: the reporting person has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.

(e)                                  Certain civil proceedings.

During the last five years the reporting person has not been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which has resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activity subject to federal or state securities laws or a finding of any violation with respect to such laws.

(f)                                   Citizenship: U.S.A.

Item 3. Source and Amount of Funds or Other Consideration.

See Item 4.

Item 4. Purpose of Transaction.

Item 4 is hereby amended and restated in its entirety as follows:

This report relates to, among other things, the formation of Cray Family Management LLC (“Management”) and Cray MGP Holdings LP (the “Partnership”) and the contribution of Common Stock to the Partnership.

Management was formed on September 25, 2012 and Partnership was formed on October 1, 2012 for estate planning purposes.  Karen Seaberg is the sole manager of Management, and Karen Seaberg and her sisters, Cathy Scroggs and Susan Robbins, are the members of Management.  Management is the general partner of Partnership.  The limited partners of the Partnership and their respective percentage interests in the Partnership as of May 9, 2013 are Cloud L. Cray, Jr. (34%) and the Cloud L. Cray, Jr. Gift Trust (the “Gift Trust”) (65%).

On December 16, 2012, Cloud L. Cray Jr. contributed 2,555,967 shares of Common Stock to the Partnership.  On December 12, 2012, Karen Seaberg and Susan Robbins contributed 9,000 and 3,010 shares of Common Stock to Management, respectively. Susan Robbins contributed an additional 5,090 shares on December 21, 2012.  Cathy Scroggs contributed cash to Management. Management used these contributions to acquire a 1% interest in Partnership on December 30, 2012.

In connection with his contribution, Mr. Cray received a 99% interest in the Partnership.  On December 26, 2012, Mr. Cray donated a 65% limited partnership interest in the Partnership to the Gift Trust.  Under the terms of the Gift Trust, Mr. Cray may reacquire all or any part of this contribution by substituting property of equivalent value.

Karen Seaberg is trustee of the Gift Trust, whose beneficiaries are the descendants of Cloud L. Cray living from time to time.

The reporting persons have had growing concern with the lack of profitable growth, deterioration in the corporate culture, efforts to sell certain parts of the Company’s business, efforts to amend the bylaws that would limit accountability to shareholders and increase the power of the Chief Executive Officer (“CEO”), and the level of compensation paid to the Chairman of the board of directors and the CEO of the Company.  Events transpiring since the original filing of this Schedule 13D have served as a catalyst to cause the reporting persons to become proactive in seeking to (i) change the composition of the board of directors and management, and (ii) influence the board of directors and officers to improve business and financial performance, ensure accountability to shareholders and restore a corporate culture that is positive, is empowering and reinforces the Company’s goals.  In particular, the reporting persons are seeking (i) the removal of the CEO and requesting his resignation as a director, (ii) the resignation of any other directors from the board of directors who are not supportive of the foregoing goals and related actions described herein, (iii) the approval by stockholders of an amendment to the Company’s bylaws to provide for the right of stockholders holding 10% or more of either of the Company’s Common Stock or Preferred Stock to call a special meeting, (iv) the approval by the board of directors of an amendment of the Company’s articles of incorporation to de-stagger the board of directors and provide for the annual election of all directors and to permit the immediate removal, with or without cause, of any director, and (iv) immediately following the adoption of the amendment to de-stagger the Company’s board of directors and permit the immediate removal of any director, to remove any remaining director described in (ii) above.

On May 22, 2013 the reporting persons revoked proxies they had previously given in favor of the matters to be voted at the Annual Meeting of Stockholders for 2013 (“2013 Annual Meeting”) originally scheduled to be held on May 23, 2013.  As a result, there was not a quorum and therefore no business could be conducted at that meeting and it had to be adjourned to a later date.

When the 2013 Annual Meeting reconvenes, the reporting persons currently intend to vote their shares of Preferred Stock, which are described in Item 6, in favor of Cloud L. Cray, Jr. and another Group B nominee they will nominate, and will not vote those shares in favor of John Byom who is the Group B nominee nominated by the Company’s board of directors.  The reporting persons also currently intend to vote their shares of Common Stock, and to solicit proxies from other holders of Common Stock, to vote in favor of a nominee they will nominate at the 2013 Annual Meeting, and will not vote in favor of John Spiers who is the Group A nominee nominated by the Company’s board of directors.

Except as described in this Item 4, the reporting persons presently have no plans or proposals which relate to or would result in any of the effects specified in subparagraphs (a) through (j) in the text of Item 4 of Schedule 13D.

The undersigned Laidacker Seaberg may sell a portion of his holdings in the Company’s common stock over the course of the next year, depending on market prices, for personal financial management purposes.  Such sales may be made pursuant to a 10b5-1 trading plan.

Item 5. Interest and Securities of the Issuer.

(a)-(b)  The number and percentage of shares of MGP Ingredients, Inc. Common Stock, no par value, beneficially owned by each of the Reporting Persons, based on 17,934,233 shares outstanding as of April 26, 2013, are as follows:

Cray Family Management LLC

(i)                                     Number Beneficially Owned: 4,940,101

Percent of Class: 27.34%

(ii)                                  Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  0

(B)                               Shared power to vote or direct the vote: 4,940,101

(C)                               Sole power to dispose or direct the disposition of: 0

(D)                               Shared power to dispose or direct the disposition of: 4,940,101

2,573,967 shares shown above are owned of record by the Partnership.

Management is the general partner of the Partnership. Karen Seaberg is the managing member of Management and in such capacity has sole power to vote and dispose of the shares owned by the Partnership.

Cray MGP Holding LP

(iii)                               Number Beneficially Owned: 4,940,101

Percent of Class: 27.54%%

(iv)                              Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote: 0

(B)                               Shared power to vote or direct the vote: 4,940,101

(C)                               Sole power to dispose or direct the disposition of: 0

(D)                               Shared power to dispose or direct the disposition of: 4,940,101

Management is the general partner of the Partnership. Karen Seaberg is the managing member of Management and in such capacity has sole power to vote and dispose of the shares owned by the Partnership.

Karen Seaberg

(v)                                 Number Beneficially Owned: 4,940,101

Percent of Class: 27.54%

(vi)                              Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  2,781,060

(B)                               Shared power to vote or direct the vote: 4,940,101

(C)                               Sole power to dispose or direct the disposition of:  2,781,060

(D)                               Shared power to dispose or direct the disposition of: 4,940,101

The amounts reported in (A) and (C) include 2,573,967 shares owned of record by the Partnership. As manager of Management, Partnership’s general partner,  Karen Seaberg has sole voting and investment power over shares owned by Partnership.  The shares shown as beneficially owned by Karen Seaberg in (B) and (D) consist of shares owned of record by her spouse, Laidacker M. Seaberg, from whom she holds a durable power of attorney.

Laidacker M. Seaberg

Number Beneficially Owned: 4,940,101

Percent of Class: 27.54%

(vii)                           Number of shares of Common Stock as to which the Reporting Person has:

(A)                               Sole voting power to vote or direct the vote:  0

(B)                               Shared power to vote or direct the vote: 4,940,101

(C)                               Sole power to dispose or direct the disposition of:  0

(D)                               Shared power to dispose or direct the disposition of: 4,940,101

Cloud L. Cray, Jr.

Number Beneficially Owned:  4,940,101

Percent of Class: 27.54%

(viii)                        Number of shares of Common Stock as to which the Reporting Person has:

(A)          Sole voting power to vote or direct the vote  810,005

(B)          Shared power to vote or direct the vote: 4,940,101

(C)          Sole power to dispose or direct the disposition of: 810,005

(D)          Shared power to dispose or direct the disposition of: 4,940,101

The amounts reported in (ii)(A) and (C) include 6,000 shares subject to presently exercisable stock options.

(c)                                  During the last 60 days, none of the undersigned has effected any transactions in shares of the Company.

(d)-(e)               Not applicable

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.

Karen Seaberg and Laidacker M. Seaberg are husband and wife.  Cloud L. Cray, Jr. is Karen Seaberg’s father. Karen Seaberg is the sole manager of Management and, as such, has sole power to vote and dispose of the shares held by the Partnership.

The terms of the limited partnership agreement of the Partnership give Karen Seaberg the unfettered right and authority to dispose of Common Stock held by the Partnership for so long as she is the sole manager of Management.  If either of her sisters should become manager of Management, they may only sell Common Stock to lineal descendants of Cloud L. Cray, Jr. or trusts for the benefit of a descendant or descendants or an entity over which one or more lineal descendants possesses voting control.  Should any other person become manager of Management or should the Partnership have more than one general partner, the terms of the partnership agreement require the general partner to offer the Common Stock held by the Partnership to the persons described in the preceding sentence before disposing of it to third parties.  Distributions by the Partnership are to be made as determined by its general partner in proportion to the limited partners’ respective partnership interests. The Partnership may be dissolved with the consent of the general partner and holders of 80% of the limited partnership interests.  Upon dissolution, distribution of Partnership assets would be determined by the general partner or other person designated by law.

Karen Seaberg has a durable power of attorney from Laidacker M. Seaberg empowering her to vote shares owned by him.

Karen Seaberg and Laidacker M. Seaberg are each a trustee of the MGP Ingredients, Inc. Voting Trust (the “Voting Trust”), which was created under a voting trust agreement dated as of November 16, 2005 (the “Voting Trust”) and which holds 333 shares of the Company’s Preferred Stock, representing 76.2% of the outstanding shares of such class.  The other trustee of the Voting Trust is Richard B. Cray (Karen Seaberg’s uncle and the brother of Cloud L. Cray, Jr.). Laidacker M. Seaberg directly owns 71 shares of the Company’s Preferred Stock. The 404 shares owned by the group represent 92.4% of the outstanding Preferred Stock.

The Articles of Incorporation and Bylaws of the Company entitle the holders of the Preferred Stock to elect five out of the Company’s nine directors. Only the holders of Preferred Stock are entitled to vote upon any proposal which requires stockholder approval and which will authorize or direct the Company to merge with another corporation, consolidate, voluntarily dissolve, sell, lease or exchange all or substantially all of its property and assets, or amend its Articles of Incorporation; provided, that the holders of Common Stock are entitled to vote, as a class, upon any such proposal if the result thereof would be to increase or decrease the aggregate number of authorized shares of Common Stock or Preferred Stock, increase or decrease the par value of the shares of Common Stock or Preferred Stock, or alter or change the powers, preferences or special rights of the Common Stock or Preferred Stock so as to affect the holders of Common Stock adversely. On all other matters, other than the election of directors, the holders of

Common Stock and Preferred Stock each vote separately, as a class, and no such matter to be acted upon may be approved unless it receives the affirmative vote, consent or approval of the holders of a majority, or such greater percentage as may be required by law, of the shares of Common Stock and the shares of Preferred Stock.

The Voting Trust became effective on January 30, 2006 and was amended effective August 23, 2010.  It will continue in effect until the last death of the issue of Cloud L. Cray, Sr. who was living at the creation of the Trust. There presently are 18 such persons living, the youngest of which is 38 years old.  The Voting Trust may also be terminated by the consent of a majority of the Trustees or the beneficiaries of 90% of the shares held in the Voting Trust or upon the sale of all the shares held in the Voting Trust.  Until the Voting Trust is terminated or dissolved, each Trustee may appoint a successor trustee, provided that any successor must either (i) meet (and continue to meet) the officer and shareholder qualifications that a successor trustee under the Trust must meet under the terms of the First Amendment to the Trust dated November 13, 1980 or (ii) be an issue of Cloud L. Cray, Sr., or the spouse of such issue, and own at least 10,000 share of the Company’s Common Stock. (The original trustees of the Voting Trust are not subject to this requirement). Only one person who is solely an issue of Cloud L. Cray, Sr., or the spouse of such issue, (and not also an officer) may serve as successor trustee at one time. The Trustees are permitted to act with respect to the voting or divestment of shares of the Company’s stock held by the Voting Trust in accordance with the decision of a majority of the Trustees.

Item 7. Material to be Filed as Exhibits.

99.1                        Cray Family Trust (incorporated by reference to Exhibit 1 to Amendment No. 1 to Schedule 13D of Laidacker Seaberg dated November 17, 1994).

99.2                        First Amendment to Cray Family Trust dated November 13, 1980 (incorporated by reference to Exhibit 9.2 to MGP Ingredients, Inc.’s Form 10-Q for the quarter ended December 31, 2005) (File No. 000-17196).

99.3                        Voting Trust Agreement dated as of November 16, 2005 (incorporated by reference to Exhibit 9.1 to MGP Ingredients, Inc.’s Form 10-Q for the quarter ended December 31, 2005) (File No. 000-17196).

99.4                        First Amendment to Voting Trust. (incorporated by reference to Exhibit 9.4 of MGP Ingredients, Inc.’s Form 10-K for the fiscal year ended June 30, 2010 (File No. 000-17196)).

99.5                        Cray Family Management LLC Operating Agreement dated September 25, 2012. (incorporated by reference to Exhibit 99.5 to Schedule 13D of Karen Seaberg dated May 9, 2013)

99.6                        Limited Partnership Agreement of Cray MGP Holdings LP dated October 1, 2012, as amended May 8, 2013. (incorporated by reference to Exhibit 99.6 to Schedule 13D of Karen Seaberg dated May 9, 2013)

99.7                        Durable Power of Attorney dated May 14, 1992. (incorporated by reference to Exhibit 99.7 to Schedule 13D of Karen Seaberg dated May 9, 2013)

*99.8                 Joint Filing Agreement

*  Filed herewith

SIGNATURE.

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Cray Family Management LLC

	By	/s/ Karen Seaberg
Karen Seaberg
Manager

Cray MGP Holdings LP

	By:	Cray Family Management LLC,
its General Partner

	By	/s/ Karen Seaberg
Karen Seaberg
Manager

/s/ Karen Seaberg
Karen Seaberg

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg

/s/ Cloud L. Cray, Jr.
Cloud L. Cray, Jr.

Date: May 24, 2013

EXHIBIT 99.8

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of MGP Ingredients, Inc. and that this Agreement be included as an Exhibit to such joint filing.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 23rd day of  May, 2013.

Cray Family Management LLC

By	/s/ Karen Seaberg
Karen Seaberg
Manager

Cray MGP Holdings LP

By:	Cray Family Management LLC,
its General Partner

By	/s/ Karen Seaberg
Karen Seaberg
Manager

/s/ Karen Seaberg
Karen Seaberg

/s/ Ladd Seaberg
Laidacker M. Seaberg

/s/ Cloud L. Cray, Jr.
Cloud L. Cray, Jr.